BancorpSouth, Inc. Financial Information As of and for the three months ended September 30, 2015 Exhibit 99.2

Forward Looking Information

Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,”
“could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the findings and results of the joint investigation by the Consumer Financial Protection Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) of the Company’s fair lending practices, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, additions to Other Real Estate Owned (“OREO”), credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, continued weakness in the economic environment, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the
Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, troubled debt restructurings, diversification of the Company’s revenue stream, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefor, the impact of litigation regarding debit card fees and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.
The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-
looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the findings and results of the CFPB and the DOJ in their review of the Company’s fair lending practices, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s OREO, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and this presentation and the accompanying slides, reports and other filings with the SEC.  Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

Q3 Highlights
As of and for the three months ended September 30, 2015
Net income of $34.3 million, or $0.36 per diluted share
Generated net loan growth of $212.0 million, or 8.4% annualized
Net interest margin improved to 3.59 percent
Mortgage lending revenue adversely impacted by a negative MSR valuation adjustment of $5.3 million
Earnings benefited from a negative provision for credit losses of $3.0 million
Continued progress toward improving cost structure reflected in $1.7 million decline in total noninterest expense compared to the second quarter of 2015
Repurchased 2.9 million shares of outstanding common stock at a weighted average price of $23.58

Recent Quarterly Results
Dollars in millions, except per share data
NM –
Not Meaningful
4
9/30/15
6/30/15
9/30/14
vs 6/30/15
Net interest revenue
111.1
$
107.3
$
105.6
$
3.5
%
5.2
%
Provision for credit losses
(3.0)
(5.0)
0.0
NM
NM
Noninterest revenue
63.0
74.3
69.3
(15.3)
(9.1)
Noninterest expense
126.5
128.2
133.7
(1.3)
(5.4)
Income before income taxes
50.6
58.4
41.2
(13.5)
22.8
Income tax provision
16.2
18.7
12.4
(13.4)
30.7
Net income
34.3
$
39.7
$
28.8
$
(13.5)
%
19.3
%
Net income per share:  diluted
0.36
$
0.41
$
0.30
$
(12.2)
%
20.0
%
      Three Months Ended
% Change
vs 9/30/14

Noninterest Revenue
Dollars in thousands
NM –
Not Meaningful
5
9/30/15
6/30/15
9/30/14
vs 6/30/15
Mortgage production & servicing revenue
7,647
$
9,781
$
6,290
$
(21.8)
%
21.6

%
MSR valuation adjustment
(5,308)
4,321
648
NM
NM
Credit card, debit card and merchant fees
9,282
9,298
8,972
(0.2)
3.5

Deposit service charges
12,150
11,527
13,111
5.4
(7.3)

Insurance commissions
28,584
29,319
29,246

(2.5)
(2.3)

Wealth management
5,567
5,508
5,961
1.1
(6.6)

Other
5,031
4,560
5,050
10.3
(0.4)

        Total noninterest revenue
62,953
$
74,314
$
69,278
$
(15.3)
%
(9.1)

%
% of total revenue
36.2%
40.9%
39.6%
Three Months Ended
% Change
vs 9/30/14

Noninterest Expense
Dollars in thousands
NM –
Not Meaningful
6
9/30/15
6/30/15
9/30/14
vs 6/30/15
Salaries and employee benefits
81,354
$
79,759
$
77,423
$
2.0
%
5.1

%
Occupancy, net of rental income
10,819

10,419

10,313

3.8
4.9

Equipment
3,742

4,024

4,205

(7.0)
(11.0)

Deposit insurance assessments
2,191

2,377

2,125

(7.8)
3.1

Amortization of bond issue cost
12

12

12

-

-

Advertising & public relations
1,293

2,339

2,142

(44.7)
(39.6)

Foreclosed property expense
808

1,625

5,721

(50.3)
(85.9)

Data processing, telecom & computer software
10,018

9,911

10,059

1.1
(0.4)

Amortization of intangibles
948

1,061

1,126

(10.7)
(15.8)

Legal
1,233

1,998

2,620

(38.3)
(52.9)

Merger expense
8

4

188

NM
NM
Postage and shipping
1,030

1,194

1,103

(13.8)
(6.6)

Other miscellaneous expense
12,994

13,454

16,632

(3.4)
(21.9)

        Total noninterest expense
126,450
$
128,178
$
133,669
$
(1.3)
%
(5.4)

%
Non-operating items:
Merger expense
8
$
4
$
188
$
BSA-AML charge
-

-

3,069

        Total
8
$
4
$
3,257
$
Three Months Ended
% Change
vs 9/30/14

Deposits
Dollars in millions

9/30/15
6/30/15
9/30/14
Noninterest bearing demand
3,053
$
2,912
$
2,811
$
19.3

%
8.6

%
Interest bearing demand
4,795

4,881

4,498

(7.1)

6.6

Savings
1,410

1,408

1,312

0.6

7.5

Other time
1,884

1,934

2,080

(10.2)
(9.4)

Total Deposits
11,142
$
11,135
$
10,702
$
0.2

%
4.1

%
Customer Repos
425

376

431

51.9

(1.4)

Total Deposits & Customer Repos
11,567
$
11,511
$
11,133
$
1.9

%
3.9

%
As of
% Change
Annualized
vs 6/30/15
vs 9/30/14

Loan Portfolio
Dollars in millions
Net loans and leases
8
As of
9/30/15
6/30/15
9/30/14
Commercial and industrial
1,710
$
1,730
$
1,714
$
(4.5)

%
(0.2)

%
Real estate:
Consumer mortgages
2,447

2,374

2,191

12.2

11.7

Home equity
574

558

518

10.7

10.7

Agricultural
252

240

242

20.7

4.3

Commercial and industrial-owner occupied
1,606

1,596

1,509

2.4

6.4

Construction, acquisition and development
901

860

820

18.7

9.9

Commercial
2,141

2,081

1,917

11.4

11.7

Credit Cards
110

111

109

(3.5)

0.1

Other
478

456

491

19.1

(2.5)

Total
10,220
$
10,008
$
9,511
$
8.4

%
7.5

%
vs 9/30/14
% Change
vs 6/30/15
Annualized

Mortgage and Insurance Revenue
Dollars in thousands

Mortgage Lending Revenue
9/30/15
6/30/15
3/31/15
12/31/14
9/30/14
Origination revenue
5,154
$
7,395
$
8,914
$
3,949
$
3,736
$
Servicing revenue
4,365

4,316

4,256

4,215

4,113

MSR payoffs/paydowns
(1,872)

(1,930)

(1,564)

(1,480)

(1,559)

MSR valuation adjustment
(5,308)

4,321

(3,039)

(3,434)

648

Total mortgage lending revenue
2,339
$
14,102
$
8,567
$
3,250
$
6,938
$
Production volume
402,163
$
417,154
$
311,115
$
256,308
$
305,730
$
Purchase money production
307,502
$
300,801
$
200,109
$
193,154
$
244,584
$
Mortgage loans sold
396,823
$
365,557
$
243,477
$
229,070
$
225,444
$
Margin on loans sold
1.30%
2.02%
3.66%
1.72%
1.66%
Current pipeline
268,746
$
330,196
$
302,721
$
180,390
$
178,531
$
Mortgage originators
129
122
124
122
113
Insurance Commission Revenue
Property and casualty commissions
21,155
$
21,145
$
20,673
$
19,007
$
22,746
$
Life and health commissions
5,775

6,202

5,412

5,521

5,128

Risk management income
709

637

666

621

708

Other
945

1,335

6,742

227

664

Total insurance commissions
28,584
$
29,319
$
33,493
$
25,376
$
29,246
$
Three Months Ended

Negative provision for credit losses of $3.0 million, compared to a negative provision of $5.0 million for the second quarter of 2015 and no recorded provision for the third quarter of 2014
Net charge-offs were $2.3 million for the third quarter compared with net recoveries of $6.7 million for the second quarter of 2015 and net charge-offs of
$3.2 million for the third quarter of 2014
Non-performing loans (“NPLs”) increased $10.8 million and non-performing assets (“NPAs”) increased $10.2 million during the third quarter
Near-term delinquencies remained stable at $25.6 million
OREO decreased $0.6 million, or 2.5%, quarter over quarter
Credit Quality Highlights
As of and for the three months ended September 30, 2015

Non-performing Assets
Total NPAs Have Stabilized Over the Past Several Quarters

$0
$125
$250
$375
$500
$625
4Q 08
4Q 09
4Q 10
1Q 11
4Q 11
4Q 12
4Q 13
1Q 14
2Q 14
3Q 14
4Q 14
1Q 15
2Q 15
3Q 15
NPLs
OREO
Dollars in millions
NPLs consist of nonaccrual loans, loans 90+ days past due and restructured loans
NPAs consist of NPLs and other real estate owned

Summary
Highlights
Continued loan growth
Improvement in net interest margin and growth in net interest income
Progress toward lowering expenses
Repurchase of 2.9 million shares of outstanding common stock
Current Focus
Continue
to
grow
–
loans,
deposits,
and
fee
revenue
sources
Challenge expenses and continue to improve efficiency
Efficiently manage capital
Q&A
12